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                                                                EXHIBIT 10.25(o)

           FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED GUARANTY
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        THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED GUARANTY (this
"Amendment") dated as of June 20, 1996, is entered into by and among Advanced
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Micro Devices, Inc., a Delaware corporation ("Guarantor"), CIBC Inc., a
Delaware corporation ("Lessor"), and, solely for the purpose of making certain representations and warranties in Section 3 below, AMD International Sales & Service, Ltd., a Delaware corporation ("Lessee").
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                                  RECITALS
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        A.   Guarantor executed and delivered to Lessor a Third Amended and
Restated Guaranty, dated as of August 21, 1995 and accepted by Lessor as of August 21, 1995, pursuant to which the Guarantor guarantied to Lessor certain obligations of Lessee. Such Amended and Restated Guaranty was amended by a First Amendment to Third Amended and Restated Guaranty, dated as of October 20, 1995, by a Second Amendment to Third Amended and Restated Guaranty, dated as of January 12, 1996, and by a Third Amendment to Third Amended and Restated Guaranty, dated as of May 10, 1996 (as so amended, the "Guaranty").
                                                        --------

        B. The Guarantor has requested that the Lessor agree to certain amendments of the Guaranty.

        C. Lessor is willing to amend the Guaranty, subject to the terms and conditions of this Amendment.

                                  AGREEMENT
                                  ---------


        NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.   Defined Terms.   Capitalized terms not otherwise defined herein
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shall have the meanings given to them in the Guaranty.

        2.   Amendment.  Subject to satisfaction of the conditions set forth
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herein, Section 4.2.9 of the Guaranty shall be amended and restated so as to read as follows:

             "4.2.9 Modified Quick Ratio.  Guarantor shall not, as of the
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last day of any fiscal quarter, suffer or permit its ratio (determined on a consolidated basis) of (a) cash plus the value (valued in accordance with
GAAP) of all Cash Equivalents and 75% of all Long Term

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     Investments, other than Cash Equivalents or Long Term Investments subject to a Lien securing an obligation that is not a GAAP liability, plus the amount of Receivables, net of allowances for doubtful accounts, to (b) Consolidated Current Liabilities of the Guarantor and its Subsidiaries,
     to be less than 1.10 to 1.00; provided, however, that such ratio may be
                                   -----------------
     less than 1.10 to 1.00, but may not be less than 0.80 to 1.00, for the fiscal quarter ended June 30, 1996."

     3. Representations and Warranties. To induce Lessor to amend the Guaranty
        ------------------------------
as provided above: (a) Guarantor hereby represents that (i) after giving effect to the amendment set forth in Section 2 above, no Default, Event of Default or Deposit Event under the Guaranty, or Guarantor Default under the Amended Land Lease or the Amended Building Lease, has occurred and is continuing, and (ii) all representations and warranties of Guarantor contained in the Guaranty are true and correct, and (b) Lessee hereby represents that
(i) after giving effect to the amendment set forth in Section 2 above, no Default or Event of Default under the Amended Land Lease or the Amended Building Lease has occurred and is continuing, and (ii) all representations and warranties of Lessee contained in the Amended Land Lease and the Amended Building Lease are true and correct.

     4. Conditions to Effectiveness of Amendment. This Amendment shall become
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effective on the date on which all of the following conditions precedent have been satisfied:

     (a) Lessor shall have received from Guarantor, Lessee and Long-Term Credit Bank of Japan, Los Angeles Agency (the "Lender"), a duly executed
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original (or, if elected by Lessor, an executed facsimile copy) of this
Amendment.

     (b) Lessor shall have received from the Majority Banks under the Term Loan Agreement, a duly executed original (or, if elected by Lessor, an executed facsimile copy) amendment to the Term Loan Agreement amending the "Modified Quick Ratio" set forth in Section 7.10 of the Term Loan Agreement as provided in Section 2 above.

     (c) Lessor shall have received from the Majority Banks under that certain Amended and Restated Credit Agreement dated as of September 21, 1994, as amended and restated from time to time (the "Credit Agreement"), among
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Guarantor, the Banks party thereto, Bank of America National Trust and Savings
Association, as agent for the Banks, and The First National Bank of Boston, as co-agent for the Banks, a duly executed original (or, if elected by Lessor, an executed facsimile copy) amendment to the Credit Agreement changing the "Modified Quick Ratio" set forth in Section 7.10 of the Credit Agreement as provided in Section 2 above.

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     (d) Each of the representations and warranties set forth in Section 3 above are true and correct as of such date.

     5. Reservation of Rights. The Guarantor acknowledges and agrees that the
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execution and delivery by Lessor of this Amendment shall not be deemed to create a course of dealing or otherwise obligate Lessor to forbear or execute similar amendments under the same or similar circumstances in the future.

     6. Miscellaneous.
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     (a) Except as herein expressly amended, all terms, covenants and provisions of the Guaranty are and shall remain in full force and effect and all references therein to such Guaranty shall henceforth refer to the Guaranty as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Guaranty. The Guaranty, as amended by this Amendment, is hereby absolutely and unconditionally affirmed in its entirety by the Guarantor.

     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

     (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

     (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (any other document required herein) may be delivered by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by Lessor of a facsimile transmitted document purportedly bearing the signature of Guarantor or Lessee shall bind Guarantor and Lessee with the same force and effect as the delivery of a hard copy original. Any failure by Lessor to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by Lessor.

     (e) This Amendment, together with Guaranty, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 6.2 of the Guaranty.



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     (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment.

     (g) The Guarantor covenants to pay or to reimburse Lessor, upon demand, for all costs and expenses (including reasonable fees and costs of counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first written above.


                                   CIBC INC.

                                   By: /c/ Tom R. Wagner
                                       ------------------------------------
                                   Title: Director
                                          ---------------------------------

                                   ADVANCED MICRO DEVICES, INC.

                                   By: /c/ Marvin D. Burkett
                                       ------------------------------------
                                       Marvin D. Burkett
                                   Title: Senior Vice President, Chief Financial and Administrative Officer and Treasurer

                                   AMD INTERNATIONAL SALES &
                                   SERVICE, LTD.

                                   By: /c/ Marvin D. Burkett
                                      -------------------------------------
                                      Marvin D. Burkett
                                   Title: Senior Vice President, Chief Financial and Administrative Officer and Treasurer


Reference is made to the Loan Agreement, dated as of December 17, 1993, as amended (the "Loan Agreement") between Lessor and the Lender. In accordance with
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Section 8(a) of the Loan Agreement, Lender hereby consents to the foregoing
Amendment.

THE LONG-TERM CREDIT BANK OF
JAPAN, LOS ANGELES AGENCY

By: /c/Motokazu Uematsu
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Title: Motokazu Uematsu,
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       Deputy  General Manager
Date: June 21, 1996
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